INVESTMENTS IN INSURANCE CONTRACTS	12 Months Ended
Dec. 31, 2025
EBP 004
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
INVESTMENTS IN INSURANCE CONTRACTS

5	INVESTMENTS IN INSURANCE CONTRACTS
As of December 31, 2025, the Plan maintained one GIC related investment option, the Stable Value Fund. The underlying contracts within this fund are synthetic GICs and are considered to be fully benefit responsive in accordance with ASC 962, Plan Accounting - Defined Contribution Pension Plans; therefore, the GICs are reported at contract value in the Statement of Net Assets Available for Benefits. Generally, contract value is equal to participant deposits, plus credited interest. Contract value may be subject to adjustments in connection with contract holder directed withdrawals. The contract value of the investment in insurance contracts as of December 31, 2025 and 2024 was $407.756 million and $335.562 million, respectively.
The underlying investments within the Stable Value Fund consist of a short-term investment fund and five separate GIC contracts issued by five separate issuers. The earnings on the contracts are based on an interest rate applied to the Stable Value Fund's outstanding balance in each contract. The interest rates are analyzed and may be reset by each issuer quarterly for each contract. The interest credited rate to participants in the Stable Value Fund for both the years ended December 31, 2025 and 2024 was approximately 5%. The contracts within the Stable Value Fund have a 0% floor crediting interest rate, guaranteed by wrapper contract agreements or the issuer. The wrapper contracts are agreements with the wrap issuers, such as a bank or insurance company, to make payments to the Plan in certain circumstances. The wrapper contracts typically include certain conditions and limitations on the underlying assets owned by the Plan and provide a guarantee that the crediting rate will not fall below 0%. There are no valuation reserves recorded to adjust contract amounts. Underlying asset performance, net cash flows of the participant contribution, withdrawal activity and duration of assets are factors that could influence the average interest credited rate.
Premature termination in whole or part of each contract is at the discretion of the Plan sponsor and generally involves a payment adjusted to the contract's fair value. The contracts permit a book value corridor through which a threshold percentage of the contract terms is available at book value in the event of certain employer actions including, but not limited to, layoffs, retirement incentive programs, or partial or total plan terminations.
Certain employer-initiated events may limit the ability of the Plan to transact at contract value with the issuers and could require participants to transact at fair value. Such events include, but are not limited to, material or adverse amendments to the Plan, complete or partial Plan termination, creation of certain competing investment options or changes to the qualification status of the Plan.
In addition, certain events allow the issuers to terminate the contracts with the Plan and settle at an amount different from contract value. Such events may be different under each contract and include, but are not limited to, material or adverse amendments to the Plan, changes to the qualification status of the Plan, breach of material obligations under the contract, misrepresentation by the contract holder, or failure of the underlying portfolio to conform to the pre-established investment guidelines.
The Plan administrator believes that no events are probable that would limit the Plan's ability to transact at contract value with the contract issuers or that would limit the ability of the Plan to transact at contract value with the participants.